                                                                    Exhibit 99.1

MARVELL TECHNOLOGY GROUP LTD. REPORTS FOURTH QUARTER FISCAL 2002 RESULTS

SUNNYVALE, CA. (FEBRUARY 28, 2002) - Marvell Technology Group Ltd. (NASDAQ:
MRVL), a technology leader in the development of extreme broadband communications solutions, today reported financial results for its fourth fiscal quarter and year ended February 2, 2002.

Net revenue for the fourth quarter of fiscal 2002 was $82.8 million, an increase of 81% over net revenue of $45.8 million for the fourth quarter of fiscal 2001 and a 13% sequential increase from net revenue of $73.1 million for the third quarter of fiscal 2002. Net loss under generally accepted accounting principles
(GAAP), which includes the effect of acquisition-related expenses and amortization of stock-based compensation, was $99.9 million, or $0.86 per share (diluted), for the fourth quarter of fiscal 2002, compared with net loss under GAAP of $239.6 million, or $2.85 per share (diluted), for the fourth quarter of fiscal 2001.

Net revenue for the year ended February 2, 2002 was $288.8 million, an increase of 101% over net revenue of $143.9 million for the year ended January 27, 2001. Net loss under GAAP was $415.2 million, or $3.63 per share (diluted), for the year ended February 2, 2002, compared with net loss under GAAP of $235.1 million, or $3.55 per share (diluted), for the year ended January 27, 2001.

Pro forma net income, which excludes the effect of acquisition-related expenses and amortization of stock-based compensation, was $7.4 million, or $0.06 per share (diluted), for the fourth quarter of fiscal 2002, compared with pro forma net income of $4.5 million, or $0.05 per share (diluted), for the fourth quarter of fiscal 2001. Pro forma net income was $18.7 million, or $0.15 per share (diluted), for the year ended February 2, 2002, compared with pro forma net income of $14.0 million, or $0.15 per share (diluted), for the year ended January 27, 2001.

"We finished the year with outstanding results and strong momentum," stated Dr. Sehat Sutardja, Marvell's President and CEO. "Our Q4 revenues increased 13% sequentially from the prior quarter, and we continued to strengthen our balance sheet. This has enabled us to continue to aggressively invest in exciting new products while still delivering solid results and generating strong cash flow for the company. During the quarter, we continued to expand our world-class product portfolio by announcing a number of market-leading products including our new 802.11b baseband and RF solution, Libertas(TM), for wireless LAN networking. This two-chip solution is the world's first all-CMOS, lowest power and highest integration wireless LAN solution for the 802.11b market. Marvell also announced the first members of the Prestera(TM) family, the Prestera-MX Ethernet switches, which are the industry's highest performance Ethernet switches to support 10 Gb/s speeds and advanced networking features."

"As we enter the new fiscal year, we are very excited about the strength of our business and our position to capitalize on a number of major product transitions currently underway, including the transition from standalone read channels to integrated system-on-chip solutions, the continued adoption of Gigabit Ethernet and the rapid deployment of wireless LAN networking," concluded Dr. Sutardja.

Marvell will be conducting a conference call today at 2 p.m. PST to discuss its fourth quarter and fiscal 2002 financial results. To listen to the conference call, investors can dial (719) 457-2618 approximately ten minutes prior to the initiation of the teleconference and refer to conference code 535756. Replay of the conference call will be available until March 9, 2002 at midnight PST by calling (719) 457-0820. The conference call will also be available via the Web at www.marvell.com and www.companyboardroom.com until March 31, 2002.

ABOUT MARVELL

Marvell, a technology leader in the development of extreme broadband system-level IC solutions for Internet connectivity and infrastructure, comprises Marvell Technology Group Ltd. and its subsidiaries, including Marvell Semiconductor, Inc. (MSI), Marvell Asia Pte Ltd. (MAPL), Marvell Japan K.K., Marvell Taiwan Ltd., Marvell International Ltd. (MIL), and Galileo Technology Ltd. (GTL). On behalf of MIL, MSI designs, develops and markets integrated circuits utilizing proprietary Communications Mixed-Signal Processing (CMSP) and digital signal processing technologies for communications signal processing markets. MAPL is headquartered in Singapore and is responsible for production, distribution and design operations. GTL develops high-performance communications Internetworking and Switching products for the broadband communications market. As used in this release, the terms "Company" and "Marvell" refer to the entire group of companies. The Company applies its technology to the extreme broadband communications market where its products are used in network access equipment to provide the interface between communications systems and data transmission media. MSI is headquartered at 700 First Ave., Sunnyvale, Calif., 94089; phone:
(408) 222-2500, fax: (408) 752-0588. Marvell's common stock is traded on the NASDAQ under the symbol MRVL. More information on Marvell is available on the Internet at www.marvell.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This release may contain forward-looking statements based on our current expectations, estimates and projections about our products, our industry, our markets, management's beliefs, and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and variations of these words or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, market results may differ materially and adversely from those expressed in any forward-looking statements in this release.

Important risks, uncertainties and assumptions that may cause such a difference for Marvell in connection with our near term financial results include, but are not limited to, the timing, cost and successful completion of technology and product development through volume production; the timing, rescheduling and/or cancellation of significant customer orders; general economic conditions and specific conditions in the markets we address, including periodic downturns in the integrated circuit industry; the rate at which our present and future customers and end-users adopt our products; and the timing and results of customer-industry qualification and certification of our products.

For other factors that could cause Marvell's results to vary from expectations, please see the section titled "Additional Factors That May Affect Future Results" in Marvell's annual report on Form 10-K for the year ended January 27, 2001 and Marvell's subsequent quarterly reports on Form 10-Q. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

                          MARVELL TECHNOLOGY GROUP LTD.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                         THREE MONTHS ENDED                    YEAR ENDED
                                                    ---------------------------         ---------------------------
                                                    FEBRUARY 2,      JANUARY 27,       FEBRUARY 2,       JANUARY 27,
                                                      2002               2001             2002              2001
                                                    ---------         ---------         ---------         ---------
Net revenue                                         $  82,816         $  45,843         $ 288,795         $ 143,894
Cost of goods sold                                     35,736            21,788           130,807            67,047
                                                    ---------         ---------         ---------         ---------
Gross profit                                           47,080            24,055           157,988            76,847
Operating expenses:
    Research and development                           27,441            11,786            93,422            35,152
    Selling and marketing                              10,542             6,305            40,170            21,686
    General and administrative                          3,143             1,908            13,191             6,185
    Amortization of stock-based compensation            2,763             1,632            15,022             8,259
    Amortization of goodwill and acquired
       intangible assets                              104,508             8,031           418,032             8,031
    In-process research and development                    --           234,874                --           234,874
                                                    ---------         ---------         ---------         ---------
       Total operating expenses                       148,397           264,536           579,837           314,187
                                                    ---------         ---------         ---------         ---------
Operating loss                                       (101,317)         (240,481)         (421,849)         (237,340)
Interest and other income, net                          2,751             1,714             9,994             4,559
                                                    ---------         ---------         ---------         ---------
Loss before income taxes                              (98,566)         (238,767)         (411,855)         (232,781)
Provision for income taxes                              1,304               843             3,299             2,339
                                                    ---------         ---------         ---------         ---------
Net loss                                            $ (99,870)        $(239,610)        $(415,154)        $(235,120)
                                                    =========         =========         =========         =========

Basic net loss per share                            $   (0.86)        $   (2.85)        $   (3.63)        $   (3.55)
                                                    =========         =========         =========         =========
Diluted net loss per share                          $   (0.86)        $   (2.85)        $   (3.63)        $   (3.55)
                                                    =========         =========         =========         =========

Weighted average shares-- basic                       116,395            84,007           114,353            66,259
                                                    ---------         ---------         ---------         ---------
Weighted average shares-- diluted                     116,395            84,007           114,353            66,259
                                                    ---------         ---------         ---------         ---------

                          MARVELL TECHNOLOGY GROUP LTD.

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                           THREE MONTHS ENDED                     YEAR ENDED
                                                      -----------------------------       -----------------------------
                                                      FEBRUARY 2,       JANUARY 27,       FEBRUARY 2,       JANUARY 27,
                                                          2002             2001              2002              2001
                                                      -----------       -----------       -----------       -----------
Net revenue                                            $  82,816         $  45,843         $ 288,795         $ 143,894
Cost of goods sold                                        35,736            21,788           130,011            67,047
                                                       ---------         ---------         ---------         ---------
Gross profit                                              47,080            24,055           158,784            76,847
Operating expenses:
    Research and development                              27,441            11,786            93,422            35,152
    Selling and marketing                                 10,542             6,305            40,170            21,686
    General and administrative                             3,143             1,908            13,191             6,185
                                                       ---------         ---------         ---------         ---------
       Total operating expenses                           41,126            19,999           146,783            63,023
                                                       ---------         ---------         ---------         ---------
Operating income                                           5,954             4,056            12,001            13,824
Interest and other income, net                             2,751             1,714             9,994             4,559
                                                       ---------         ---------         ---------         ---------
Income before income taxes                                 8,705             5,770            21,995            18,383
Provision for income taxes                                 1,304             1,251             3,299             4,404
                                                       ---------         ---------         ---------         ---------
Pro forma net income                                   $   7,401         $   4,519         $  18,696         $  13,979
                                                       =========         =========         =========         =========

Basic pro forma net income per share                   $    0.06         $    0.05         $    0.16         $    0.21
                                                       =========         =========         =========         =========
Diluted pro forma net income per share                 $    0.06         $    0.05         $    0.15         $    0.15
                                                       =========         =========         =========         =========

Weighted average shares-- basic                          116,395            84,007           114,353            66,259
                                                       ---------         ---------         ---------         ---------
Weighted average shares-- diluted                        131,265            98,539           127,779            92,635
                                                       ---------         ---------         ---------         ---------

RECONCILIATION TO GAAP NET LOSS:

Pro forma net income                                   $   7,401         $   4,519         $  18,696         $  13,979
Amortization of stock-based compensation                  (2,763)           (1,632)          (15,022)           (8,259)
Amortization of goodwill and acquired
    intangible assets                                   (104,508)           (8,031)         (418,032)           (8,031)
Amortization of inventory fair value adjustment               --                --              (796)               --
In-process research and development                           --          (234,874)               --          (234,874)
Income tax effect                                             --               408                --             2,065
                                                       ---------         ---------         ---------         ---------
GAAP net loss                                          $ (99,870)        $(239,610)        $(415,154)        $(235,120)
                                                       =========         =========         =========         =========

The above pro forma statements of operations are for informational purposes only and are provided for understanding our operating results. The pro forma statements of operations have not been prepared in accordance with GAAP, should not be considered a substitute for our historical financial information prepared in accordance with GAAP and may be different from pro forma measures used by other companies.

                         MARVELL TECHNOLOGY GROUP LTD.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                         FEBRUARY 2,         JANUARY 27,
ASSETS                                                      2002                2001
                                                         -----------         -----------
Current assets:
    Cash and cash equivalents                            $   114,483         $   184,128
    Short-term investments                                   135,761              39,935
    Accounts receivable, net                                  42,150              37,543
    Inventory, net                                            23,600              30,924
    Prepaid expenses and other current assets                 23,422              11,479
                                                         -----------         -----------
       Total current assets                                  339,416             304,009
Property and equipment, net                                   52,924              31,184
Goodwill and acquired intangible assets                    1,680,740           2,100,839
Other noncurrent assets                                       17,975              11,454
                                                         -----------         -----------
       Total assets                                      $ 2,091,055         $ 2,447,486
                                                         ===========         ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

    Accounts payable                                     $    30,990         $    24,818
    Accrued liabilities                                       25,838              17,323
    Accrued acquisition costs                                     --              29,530
    Income taxes payable                                      17,744               9,998
    Deferred revenue                                           8,907               6,516
    Current portion of capital lease obligations               1,039                  37
                                                         -----------         -----------
       Total current liabilities                              84,518              88,222
Capital lease obligations                                     10,017                  --
Other long-term liabilities                                    6,793               2,598
                                                         -----------         -----------
       Total liabilities                                     101,328              90,820
                                                         -----------         -----------

Shareholders' equity:
    Common stock                                                 238                 231
    Additional paid-in capital                             2,646,757           2,617,490
    Deferred stock-based compensation                        (10,099)            (28,113)
    Accumulated other comprehensive income                       946                  19
    Accumulated deficit                                     (648,115)           (232,961)
                                                         -----------         -----------
       Total shareholders' equity                          1,989,727           2,356,666
                                                         -----------         -----------
       Total liabilities and shareholders' equity        $ 2,091,055         $ 2,447,486
                                                         ===========         ===========